UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2015

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On April 28, 2015, Level 3 Communications, Inc. (“Level 3”) and its wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), entered into an indenture (the “ 2023 Notes Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Financing’s issuance of $700,000,000 aggregate principal amount of its 5.125% Senior Notes due 2023 (the “5.125% Senior Notes”). In addition, on April 28, 2015, Level 3 and Level 3 Financing entered into an indenture (the “2025 Notes Indenture” and, together with the 2023 Notes Indenture, the “Indentures”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Financing’s issuance of $800,000,000 aggregate principal amount of its 5.375% Senior Notes due 2025 (the “5.375% Senior Notes” and, together with the 5.125% Senior Notes, the “Notes”).

The net proceeds from the offering of the Notes, together with cash on hand, will be used to (i) redeem all of Level 3 Financing’s approximately $1.2 billion outstanding aggregate principal amount of 8.125% Senior Notes due 2019, including accrued interest, applicable premiums and expenses and (ii) to redeem all of Level 3’s approximately $300 million outstanding aggregate principal amount of 8.875% Senior Notes due 2019, including accrued interest, applicable premiums and expenses.

The Notes are senior unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other senior unsecured obligations of Level 3 Financing. Level 3 has guaranteed the Notes on an unsecured basis. The 5.125% Senior Notes will mature on May 1, 2023 and the 5.375% Senior Notes will mature on May 1, 2025. Interest on the Notes will be payable on March 1 and September 1 of each year, beginning on September 1, 2015.

The 5.125% Senior Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to May 1, 2018 at 100% of the principal amount of 5.125% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after May 1, 2018, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 5.125% Senior Notes if redeemed during the twelve months beginning (i) May 1, 2018 is 102.5625%, (ii) May 1, 2019 is 101.2813% and (iii) May 1, 2020 and thereafter is 100.0000%.

At any time or from time to time on or prior to May 1, 2018, Level 3 Financing may redeem up to 40% of the original aggregate principal amount of the 5.125% Senior Notes at a redemption price equal to 105.1250% of the principal amount of the 5.125% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 Financing from one or more private placements of Level 3 to persons other than affiliates of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 60% of the original aggregate principal amount of the 5.125% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The 5.375% Senior Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to May 1, 2020 at 100% of the principal amount of 5.375% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after May 1, 2020, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 5.375% Senior Notes if redeemed during the twelve months beginning (i) May 1, 2020 is 102.6875%, (ii) May 1, 2021 is 101.7917%, (iii) May 1, 2022 is 100.8958% and (iv) May 1, 2023 and thereafter is 100.0000%.

At any time or from time to time on or prior to May 1, 2018, Level 3 Financing may redeem up to 40% of the original aggregate principal amount of the 5.375% Senior Notes at a redemption price equal to 105.3750% of the principal amount of the 5.375% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 Financing from one or more private placements of Level 3 to persons other than affiliates of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 60% of the original aggregate principal amount of the 5.375% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the Notes was not registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

The foregoing description of the Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the applicable Indenture. A copy of the 2023 Notes Indenture is attached as Exhibit 4.1 hereto and is incorporated by reference herein, and a copy of the 2025 Notes Indenture is attached as Exhibit 4.2 hereto and is incorporated by reference herein.

On April 28, 2015, Level 3, Level 3 Financing and the initial purchasers of the 5.125% Senior Notes entered into a registration rights agreement (the “2023 Notes Registration Agreement”) regarding the 5.125% Senior Notes pursuant to which Level 3 and Level 3 Financing agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission. In addition, on April 28, 2015, Level 3, Level 3 Financing and the initial purchasers of the 5.375% Senior Notes entered into a registration rights agreement (the “2025 Notes Registration Agreement” and, together with the 2023 Notes Registration Agreement, the “Registration Agreements”) regarding the 5.375% Senior Notes pursuant to which Level 3 and Level 3 Financing agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The foregoing description of the Registration Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the applicable Registration Agreement.  A copy of the 2023 Notes Registration Agreement is attached as Exhibit 4.3 hereto and is incorporated by reference herein, and a copy of the 2025 Notes Registration Agreement is attached as Exhibit 4.4 hereto and is incorporate by reference herein.

Item 8.01.   Other Events

On April 28, 2015, Level 3 distributed a notice of redemption to the holders of Level 3’s 8.875% Senior Notes due 2019.  The redemption of all of Level 3’s outstanding 8.875% Senor Notes due 2019 is scheduled to occur on May 28, 2015. In addition, on April 28, 2015, Level 3 Financing distributed a notice of redemption to the holders of Level 3 Financing’s 8.125% Senior Notes due 2019.  The redemption of all of Level 3 Financing’s outstanding 8.125% Senor Notes due 2019 is scheduled to occur on May 28, 2015.

On April 28, 2015, Level 3 issued a press release relating to the closing of Level 3 Financing’s private offering of the Notes and the distribution by Level 3 and Level 3 Financing of the notices of redemption to holders of the 8.875% Senior Notes due 2019 and the 8.125% Senior Notes due 2019.

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

4.1                              Indenture, dated as of April 28, 2015, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.125% Senior Notes due 2023 of Level 3 Financing, Inc.

4.2                              Indenture, dated as of April 28, 2015, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.375% Senior Notes due 2025 of Level 3 Financing, Inc.

4.3                              Registration Agreement, dated as of April 28, 2015, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and J. P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s 5.125% Senior Notes due 2023.

4.4                              Registration Agreement, dated as of April 28, 2015, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and J. P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s 5.375% Senior Notes due 2025.

99.1                       Press Release, dated April 28, 2015, relating to the closing of Level 3 Financing’s private offering of 5.125% Senior Notes due 2023 and 5.375% Senior Notes due 2025 and distribution of notices of redemption by Level 3 Communications, Inc. and Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: April 30, 2015

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of April 28, 2015, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.125% Senior Notes due 2023 of Level 3 Financing, Inc.

4.2

Indenture, dated as of April 28, 2015, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 5.375% Senior Notes due 2023 of Level 3 Financing, Inc.

4.3

Registration Agreement, dated as of April 28, 2015, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and J. P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s 5.125% Senior Notes due 2023.

4.4

Registration Agreement, dated as of April 28, 2015, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Barclays Capital Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and J. P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s 5.375% Senior Notes due 2025.

99.1

Press Release, dated April 28, 2015, relating to the closing of Level 3 Financing’s private offering of 5.125% Senior Notes due 2023 and 5.375% Senior Notes due 2025 and distribution of notices of redemption by Level 3 Communications, Inc. and Level 3 Financing, Inc.